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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 13, 2000

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                         COMMISSION FILE NUMBER 1-12584
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
DELAWARE                           SHEFFIELD PHARMACEUTICALS, INC. 13-3808303
(State of other jurisdiction of    (Exact name of registrant as    (I.R.S. Employer
incorporation or organization)     specified in its charter)       Identification No.)
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       425 South Woodsmill Road, St. Louis, Missouri                63017
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   (Address of principal executive officers)                      (Zip Code)

       Registrant's telephone number, including area code  (314) 579-9899

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                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 9. REGULATION FD DISCLOSURE

     Sheffield Pharmaceuticals, Inc. (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Company will include in presentations to current and prospective stockholders and other persons and institutions who may be interested in the Company and its business, finances or securities in various forums, including presentations at industry conferences and one-on-one group meetings with investors or other interested parties.

     Exhibit 99.1 contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in Exhibit 99.1 will prove to be accurate. The Company's future results are subject to risks and uncertainties including, but not limited to, the risks that (1) the Company may not be able to obtain additional financing on acceptable terms, or at all, to continue to fund its operations, (2) the Company's product opportunities may not be successfully developed, proven to be safe and efficacious in clinical trials, may not meet applicable regulatory standards, may not receive the required regulatory approvals, or may not be produced in commercial quantities at reasonable costs or be successfully commercialized and marketed; (3) the Company may default in payments required under certain licensing agreements, thereby potentially forfeiting its rights under those agreements; (4) the Company may not develop or receive sublicenses or other rights related to proprietary technology that are patentable, one or more of the Company's pending patents may not issue, or that any issued patents may not provide the Company with any competitive advantages, or that the patents may be challenged by third parties; (5) the Company may not have the resources available to build or otherwise acquire its own marketing capabilities, or that agreements with other pharmaceutical companies to market the Company's products may not be reached on terms acceptable to the Company; (6) manufacturing and supply agreements entered into by the Company will not be adequate or that the Company will not be able to enter into future manufacturing and supply agreements on acceptable terms; (7) private health insurance and government health program reimbursement price levels may not be sufficient to provide a return to the Company on its investment in new products and technologies; (8) the failure to meet the American Stock Exchange's ("AMEX") listing guidelines may result in the Common Stock of the Company no longer being eligible for listing on the AMEX. Additional factors include the risk factors set forth in the Company's 1999 Annual Report on Form 10-K. Exhibit 99.1 is dated as of the date hereof and reflects management's views as of those dates. The Company undertakes no obligation to update the information contained in Exhibit 99.1, including forward-looking statements, to reflect subsequently occurring events or circumstances.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number        Description
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  99.1          Presentation Information
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 13, 2000           By: /s/ Loren Peterson
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                                        Loren Peterson
                                        President and Chief Executive Officer